First Quarter 2025 Earnings Presentation April 30, 2025 Christopher Stavros – President & CEO Brian Corales – Senior Vice President & CFO Tom Fitter – Director, Investor Relations

Disclaimer 2 12% FORWARD LOOKING STATEMENTS The information in this press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this press release, regarding Magnolia’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward looking statements. When used in this press release, the words could, should, will, may, believe, anticipate, intend, estimate, expect, project, the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events. Except as otherwise required by applicable law, Magnolia disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this press release. Magnolia cautions you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Magnolia, incident to the development, production, gathering and sale of oil, natural gas and natural gas liquids. In addition, Magnolia cautions you that the forward looking statements contained in this press release are subject to the following factors: (i) the supply and demand for oil, natural gas, NGLs, and other products or services, including impacts of actions taken by OPEC and other state-controlled oil companies; (ii) the outcome of any legal proceedings that may be instituted against Magnolia; (iii) Magnolia’s ability to realize the anticipated benefits of its acquisitions, which may be affected by, among other things, competition and the ability of Magnolia to grow and manage growth profitably; (iv) changes in applicable laws or regulations; (v) geopolitical and business conditions in key regions of the world; and (vi) the possibility that Magnolia may be adversely affected by other economic, business, and/or competitive factors, including inflation and tariffs. Should one or more of the risks or uncertainties described in this press release occur, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in Magnolia’s filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2024. Magnolia’s SEC filings are available publicly on the SEC’s website at www.sec.gov. NON-GAAP FINANCIAL MEASURES This presentation includes non-GAAP financial measures, including adjusted net income, free cash flow, adjusted EBITDAX, adjusted cash operating costs, adjusted cash operating margin and return on capital employed. Magnolia believes these metrics are useful because they allow Magnolia to more effectively evaluate its operating performance and compare the results of its operations from period to period and against its peers without regard to accounting methods or capital structure. Magnolia does not consider these non-GAAP measures in isolation or as an alternative to similar financial measures determined in accordance with GAAP. The computations of these non-GAAP measures may not be comparable to other similarly titled measures of other companies. Adjusted net income and adjusted EBITDAX should not be considered an alternative to, or more meaningful than, net income as determined in accordance with GAAP. Certain items excluded from free cash flow, adjusted net income, adjusted EBITDAX, adjusted cash operating costs, adjusted cash operating margin, adjusted operating margin and return on capital employed are significant components in understanding and assessing a company’s financial performance and should not be construed as an inference that its results will be unaffected by unusual or non-recurring terms. As performance measures, adjusted net income, adjusted EBITDAX, adjusted cash operating costs, adjusted cash operating margin and return on capital employed may be useful to investors in facilitating comparisons to others in the Company’s industry because certain items can vary substantially in the oil and gas industry from company to company depending upon accounting methods, book value of assets, and capital structure, among other factors. Management believes excluding these items facilitates investors and analysts in evaluating and comparing the underlying operating and financial performance of our business from period to period by eliminating differences caused by the existence and timing of certain expense and income items that would not otherwise be apparent on a GAAP basis. As a liquidity measure, management believes free cash flow is useful for investors and widely accepted by those following the oil and gas industry as financial indicators of a company’s ability to generate cash to internally fund drilling and completion activities, fund acquisitions, and service debt. Our presentation of adjusted net income, adjusted EBITDAX, free cash flow, adjusted cash operating costs, adjusted cash operating margin and return on capital employed may not be comparable to similar measures of other companies in our industry. A free cash flow reconciliation is shown on page 16, adjusted EBITDAX reconciliation is shown on page 17, adjusted net income is shown on page 18, adjusted cash operating costs and adjusted cash operating margin reconciliations are shown on page 10 and ROCE is shown on page 20 of the presentation. INDUSTRY AND MARKET DATA This presentation has been prepared by Magnolia and includes market data and other statistical information from sources believed by Magnolia to be reliable, including independent industry publications, governmental publications or other published independent sources. Some data is also based on the good faith estimates of Magnolia, which are derived from its review of internal sources as well as the independent sources described above. Although Magnolia believes these sources are reliable, it has not independently verified the information and cannot guarantee its accuracy and completeness. First Quarter 2025 Earnings Presentation

First Quarter Highlights & Announcements OperationsFinancial Corporate Total adjusted net income of $106 mm and operating income margin of 39% Adjusted EBITDAX of $248 mm with a 53% capital reinvestment rate D&C capital of $130 mm and free cash flow (FCF) of $111 mm Q1 2025 Annualized Return on Capital Employed (ROCE) of 23% Increasing full-year 2025 production growth guidance to 7% - 9%, from 5% - 7% due to stronger well performance Lowering full-year 2025 capex guidance to $430 - $470 mm from $460 - $490 mm, or a little more than 5% Returned ~$82 mm to shareholders (74% of FCF) during Q1, incl. ~$52 mm of share repurchases and dividends of ~$30 mm Q1 2025 total production of 96.5 Mboe/d exceeding our guidance (14% YoY growth) and oil production of 39.1 Mbbls/d (4% YoY growth) Giddings YoY total production growth of 25% and oil production growth of 17% YoY Stronger than expected well performance and productivity, and shallower declines from recent multi-well pads in a newer area of Giddings 3 Continuing to execute a differentiated and investable E&P business model focused on compounding per share value First Quarter 2025 Earnings Presentation

Return Substantial Portion of Our Free Cash Flow to Shareholders and Allocate Some Excess Cash Toward Small, Bolt-on Acquisitions that Improve the Business Long-term dividend per share compound annual growth rate of ~10% and share repurchases of at least 1% per quarter High Quality Assets Drive Low Capital Reinvestment Rate that Grows the Business Limit Capital Spending to 55% of Annual Adjusted EBITDAX Maintain Conservative Financial Leverage to Provide Financial Flexibility Through Cycle Strong balance sheet, with minimal net debt, provides ability for counter cyclical investing to increase per share value Deliver Mid-Single Digit Long-Term Production Growth with Significant Free Cash Flow 2025 BOE Growth of 7% - 9% Magnolia’s Consistent Business Model 4 First Quarter 2025 Earnings Presentation

Key First Quarter 2025 Financial Metrics (1) Q1 2025 ROCE annualized. (2) Weighted average total shares outstanding include diluted weighted average shares of Class A Common Stock outstanding during the period and shares of Class B Common Stock, which are anti-dilutive in the calculation of weighted average number of common shares outstanding. 5 Metric Q1 2025 YoY % Change Total Production (Mboe/d) 96.5 14% Oil Production (Mbbls/d) 39.1 4% Revenue ($ MM) $350 10% Adjusted EBITDAX ($ MM) $248 9% Adjusted Net Income ($ MM) $106 5% D&C Capex ($ MM) $130 10% D&C Capital % of Adjusted EBITDAX 53% 1% Return on Capital Employed (ROCE) (1) 23% 1% Free Cash Flow ($ MM) $111 (6%) Cash Balance ($ MM) $248 (38%) Diluted Weighted Average Shares Outstanding (MM) (2) 194.2 (5%) First Quarter 2025 Earnings Presentation

260 232 7 24 30 52 131 248 0 100 200 300 400 500 600 Cash 12/31/2024 Cash Flow from Operations Changes in Working Capital and Other Acquisitions Dividends and Distributions Share Repurchases DC&F Capital & Leasehold Cash 3/31/2025 (1) (5)(2) (3) (4) Q1 2025 Cash Flow Reconciliation 6 $ In M ill io ns (1) Cash flow from operations before changes in working capital. (2) Comprised of $8 million in other investing and financing activities offset by $1 million from working capital changes including capital accruals. (3) Includes $29 million of dividends paid to Class A shareholders and $1 million of distributions to noncontrolling interest holders. (4) Comprised of $52 million Class A Common Stock repurchases. (5) Incurred D&C and Leasehold Capital of $131 million. First Quarter 2025 Earnings Presentation

7.0 4.5 25.3 15.5 9.6 11.0 2.2 (75.0) 2019 2020 2021 2022 2023 2024 Q1'25 Total 0 10 20 30 40 50 60 70 80 History of Significant & Consistent Share Repurchases (1) Class A share reduction includes 3.6 million non-compete shares that were paid in lieu of stock in 2021. Includes both Class A and Class B share repurchases. 7 Magnolia has reduced its diluted share count by approximately 24% Magnolia’s Consistent Share Repurchases (1) (million shares repurchased) First Quarter 2025 Earnings Presentation

Track Record of a Safe, Sustainable and Growing Dividend 8 $0.28 $0.40 $0.46 $0.52 $0.60 2021 2022 2023 2024 2025E Dividend Payout Per Share CAGR Has Exceeded 16%  Magnolia’s dividend has grown at a double-digit rate over the past 4 years  Sustainable dividend growth supported even at lower product prices  Dividend per share payout capacity is enhanced by moderate production growth and ongoing share repurchases, leading to higher than peer average dividend growth  Target long-term average annual dividend growth of ~10% through commodity cycles First Quarter 2025 Earnings Presentation

9 First Quarter 2025 Earnings Presentation (in thousands) March 31, 2025 December 31, 2024 Cash and cash equivalents $247,558 $260,049 Other current assets 159,417 150,775 Property, plant and equipment, net 2,356,122 2,306,034 Other assets 105,517 103,977 Total assets $2,868,614 $2,820,835 Current liabilities $305,117 $290,261 Long-term debt, net 392,700 392,513 Other long-term liabilities 181,473 170,735 Total equity 1,989,324 1,967,326 Total liabilities and equity $2,868,614 $2,820,835 Summary Balance Sheet

10 (1) Lease operating expenses exclude non-cash stock-based compensation of $0.7 million, or $0.08 per boe, and $0.6 million, or $0.07 per boe, for the quarters ended March 31, 2025 and 2024, respectively. (2) Exploration expenses exclude non-cash exploration activity of $0.1 million, or $0.01 per boe for the quarter ended March 31, 2025. (3) General and administrative expenses exclude non-cash stock-based compensation of $4.3 million, or $0.49 per boe, and $4.1 million, or $0.53 per boe, for the quarters ended March 31, 2025 and 2024, respectively. First Quarter 2025 Earnings Presentation $ / Boe, unless otherwise noted For the Quarters Ended March 31, 2025 March 31, 2024 Revenue $40.31 $41.40 Total Cash Operating Costs: Lease Operating Expenses (1) (5.34) (5.91) Gathering, Transportation & Processing (1.72) (1.11) Taxes Other Than Income (2.31) (2.32) Exploration Expenses (2) (0.03) - General & Administrative Expenses (3) (2.34) (2.52) Total Adjusted Cash Operating Costs (11.74) (11.86) Adjusted Cash Operating Margin $28.57 $29.54 Margin % 71% 71% Non-Cash Costs: Depreciation, Depletion, and Amortization (12.18) (12.58) Asset Retirement Obligations Accretion (0.18) (0.21) Non-Cash Stock Based Compensation (0.57) (0.60) Non-Cash Exploration Expenses (0.01) - Total Non-Cash Costs (12.94) (13.39) Operating Income Margin $15.63 $16.15 Margin % 39% 39% Margins and Cost Structure

2025 Operating Plan & Guidance 11 2025E Production & Capital Production Growth YoY 2025 Total Growth Increased to 7% - 9% from 5% - 7% D&C Capital FY 2025 Capital Reduced by a little more than 5% to $430 - $470 mm from $460 - $490 mm 2025 Operating Plan ~2 Rigs / ~1 Completion Crew 2025E Capital ~20-25% Karnes ~75-80% Giddings Second Quarter 2025 Guidance Production ~97 Mboe/d D&C Capital Spending ~$110 Million Oil Differential (To Magellan East Houston) ($3) Bbl Fully Diluted Share Count ~193 million First Quarter 2025 Earnings Presentation

12 High Quality Assets Positioned for Success  Leading position in the Giddings area with low capital reinvestment rate, low breakevens and substantial running room  Coveted position in the Karnes area in the core of the Eagle Ford  Generate consistent, ongoing annual free cash flow and since Magnolia’s inception  Strong margins through the commodity cycle Positive Free Cash Flow and Industry Leading Margins Multiple Levers of Growth Strong Balance Sheet & Conservative Financial Policy  Steady organic growth through proven drilling program while remaining well within cash flow  Clean balance sheet with low debt and strong free cash flow enables Magnolia to pursue accretive bolt-on acquisitions  Conservative leverage profile with only $400 million of total debt outstanding and $152 million of net debt  Substantial liquidity of $698 million1 Giddings Karnes (1) Liquidity defined as cash plus availability under revolving credit facility as of 3/31/2025. First Quarter 2025 Earnings Presentation Summary Investment Highlights

Appendix

2018 2019 2020 2021 2022 2023 2024 2025 YTD Consistent & Sizable Cash Return to Shareholders 14 Inception Cumulative Return of Capital ($MM) $79 $108 $467 $908 $1,213 ~$1.7 Billion Returned to Shareholders  Magnolia has a strong track record of returning capital to shareholders  Returned >40% of current market cap over prior seven years  Focus on compounding per share value through share count reduction and safe, sustainable dividend growth Share Repurchases Dividends $1,591 First Quarter 2025 Earnings Presentation $1,673

Safeguarding the Environment Magnolia’s Commitment to Sustainability Review our 2024 Sustainability Report at https://www.magnoliaoilgas.com/sustainability. Hydrocarbon Spill Volume 2019 to 2023 REDUCTION 35% Flaring Intensity Rate 2019 to 2023 REDUCTION 86% GHG Intensity Rate 2019 to 2023 REDUCTION 12% Placed tenth among mid-sized companies TOP WORKPLACES 2024 Minimum received by all employees SHARES 1,000Supporting Employees and Communities Governing with Integrity Minority representation among all employees DIVERSITY 29% 7 of 8 Board members are independent INDEPENDENT 88% 2 of 8 Board members are women FEMALE 25% 2 of 8 Board members identify as minorities DIVERSITY 25% 4 of 8 Board members have 5 or less years of tenure REFRESHMENT 50% 15 First Quarter 2025 Earnings Presentation

Free Cash Flow Reconciliations 16 First Quarter 2025 Earnings Presentation (in thousands) For the Quarters Ended March 31, 2025 March 31, 2024 Net cash provided by operating activities $224,490 $210,932 Add back: net change in operating assets and liabilities 7,992 6,941 Cash flows from operations before net change in operating assets and liabilities $232,482 $217,873 Additions to oil and natural gas properties (131,168) (120,986) Changes in working capital associated with additions to oil and natural gas properties 9,210 20,244 Free cash flow $110,524 $117,131

Adjusted EBITDAX Reconciliations 17 First Quarter 2025 Earnings Presentation (in thousands) For the Quarters Ended March 31, 2025 March 31, 2024 Net income $106,648 $97,597 Interest expense, net 5,252 2,312 Income tax expense 25,137 20,336 EBIT $137,037 $120,245 Depreciation, depletion and amortization 105,853 97,076 Asset retirement obligations accretion 1,556 1,618 EBITDA $244,446 $218,939 Exploration expenses 348 25 EBITDAX $244,794 $218,964 Non-cash stock-based compensation expense 4,946 4,658 (Gain) loss on revaluation of contingent consideration (1,352) 4,205 Adjusted EBITDAX $248,388 $227,827

Adjusted Net Income Reconciliation 18 (1) Represents corporate income taxes at an assumed annual effective tax rate of 20.3% and 18.9% for the quarters ended March 31, 2025 and 2024, respectively. (2) Shares of Class B Common Stock, and corresponding Magnolia LLC Units, are anti-dilutive in the calculation of weighted average number of common shares outstanding. First Quarter 2025 Earnings Presentation (in thousands) For the Quarters Ended March 31, 2025 March 31, 2024 Net income $106,648 $97,597 Adjustments: (Gain) loss on revaluation of contingent consideration (1,352) 4,205 Change in estimated income tax(1) 274 (795) Adjusted Net Income $105,570 $101,007 (in thousands) For the Quarters Ended Total Share Count March 31, 2025 March 31, 2024 Diluted weighted average shares of Class A Common Stock outstanding during the period 188,664 182,424 Weighted average shares of Class B Common Stock outstanding during the period (2) 5,523 21,827 Total weighted average shares of Class A and B Common Stock, including dilutive impact of other securities (2) 194,187 204,251

$400 $450 2025 2026 2027 2028 2029 2030 2031 2032 First Quarter 2025 Capital Structure & Liquidity Overview 19 Capitalization & Liquidity ($MM) Debt Maturity Schedule ($MM) Credit Facility (Undrawn as of 3/31/25) 6.875% Senior Unsecured Notes (1) Net debt is calculated as the difference between cash and total long-term debt, excluding unamortized deferred financing cost. (2) Liquidity defined as cash plus availability under revolving credit facility. (3) Total Equity includes noncontrolling interest. Capital Structure Overview  Maintaining low financial leverage profile ‒ Currently have a net debt(1) position of $152 MM ‒ Net debt(1) / Q1 annualized adjusted EBITDAX of 0.2x  Current Liquidity of $698 million, including fully undrawn credit facility (2)  No debt maturities until senior unsecured notes mature in 2032 First Quarter 2025 Earnings Presentation Capitalization Summary As of 3/31/2025 Cash and Cash Equivalents $248 Revolving Credit Facility $0 6.875% Senior Notes Due 2032 $400 Total Principal Debt Outstanding $400 Total Equity (3) $1,989 Net Debt / Q1 Annualized Adjusted EBITDAX 0.2x Net Debt / Total Book Capitalization 6% Liquidity Summary As of 3/31/2025 Cash and Cash Equivalents $248 Credit Facility Availability $450 Liquidity (2) $698

Return on Capital Employed 20 First Quarter 2025 Earnings Presentation (in thousands) For the Quarters Ended March 31, 2025 March 31, 2024 Operating income $135,822 $124,558 Operating income (A) $135,822 $124,558 Debt - beginning of period 392,513 392,839 Stockholders' equity - beginning of period 1,967,326 1,882,668 Capital employed - beginning of period 2,359,839 2,275,507 Debt - end of period 392,700 393,480 Stockholders' equity - end of period 1,989,324 1,897,784 Capital employed - end of period 2,382,024 2,291,264 Average capital employed (B) $2,370,932 $2,283,386 Return on average capital employed (A/B) 5.7% 5.5%

Oil & Gas Production Results 21 First Quarter 2025 Earnings Presentation Combined Karnes Giddings Combined Karnes Giddings For the Quarter Ended March 31, 2025 For the Quarter Ended March 31, 2024 Production: Oil (MBbls) 3,517 1,072 2,445 3,415 1,298 2,117 Natural gas (MMcf) 16,492 2,273 14,219 13,749 2,596 11,153 Natural gas liquids (MBbls) 2,424 339 2,085 2,009 396 1,613 Total (Mboe) 8,689 1,789 6,900 7,715 2,126 5,589 Average Daily Production Volume: Oil (MBbls/d) 39.1 11.9 27.2 37.5 14.3 23.2 Natural gas (MMcf/d) 183.2 25.2 158.0 151.1 28.5 122.6 Natural gas liquids (MBbls/d) 26.9 3.7 23.2 22.1 4.3 17.8 Total (MBoe/d) 96.5 19.8 76.7 84.8 23.4 61.4